Exhibit 99.2

BALLY'S CORPORATION
Recast Segment Revenue
(in thousands)

	Three Months Ended (unaudited)					Year Ended December 31,
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	2020	2019
REVENUE
Gaming
East	$76,675	$46,417	$50,250	$9,199	$55,330	$161,196	$283,701
West	76,234	49,050	46,338	14,568	20,506	130,462	84,247
Total	152,909	95,467	96,588	23,767	75,836	291,658	367,948
Racing
East	1,016	568	68	(92)	1,139	1,683	4,467
Other	1,353	1,027	1,616	268	1,818	4,729	8,647
Total	2,369	1,595	1,684	176	2,957	6,412	13,114
Hotel
East	6,692	4,084	2,398	247	3,817	10,546	18,903
West	6,367	4,023	4,476	1,868	3,829	14,196	20,085
Total	13,059	8,107	6,874	2,115	7,646	24,742	38,988
Food and beverage
East	9,527	4,586	3,230	369	10,926	19,111	52,923
West	5,961	3,631	3,659	1,301	4,390	12,981	16,886
Other	12	40	—	—	—	40	95
Total	15,500	8,257	6,889	1,670	15,316	32,132	69,904
Other
East	5,124	3,201	3,119	695	6,153	13,168	27,118
West	2,155	1,421	1,427	457	1,220	4,525	6,214
Other	1,150	48	43	44	20	155	291
Total	8,429	4,670	4,589	1,196	7,393	17,848	33,623
Total revenue
East	99,034	58,856	59,065	10,418	77,365	205,704	387,112
West	90,717	58,125	55,900	18,194	29,945	162,164	127,432
Other	2,515	1,115	1,659	312	1,838	4,924	9,033
Total	$192,266	$118,096	$116,624	$28,924	$109,148	$372,792	$523,577

BALLY'S CORPORATION
Recast Segment Operating Results
(in thousands)

	Three Months Ended (unaudited)					Year Ended December 31,
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	2020	2019
Income (loss) from operations
East	$15,082	$(543)	$14,578	$(16,811)	$11,329	$8,553	$111,119
West	35,763	(3,023)	14,524	965	(7,194)	5,272	23,242
Other	(21,371)	(14,071)	(5,719)	(5,117)	(7,304)	(32,211)	(19,735)
Total	29,474	(17,637)	23,383	(20,963)	(3,169)	(18,386)	114,626
Net income (loss)
East	11,269	13,433	10,702	(12,388)	8,288	20,035	77,155
West	27,619	2,064	11,381	917	(4,588)	9,774	18,165
Other	(49,593)	4,726	(15,360)	(12,084)	(12,578)	(35,296)	(40,190)
Total	(10,705)	20,223	6,723	(23,555)	(8,878)	(5,487)	55,130
Depreciation and amortization
East	5,570	5,370	5,571	6,215	6,236	23,392	22,469
West	5,972	4,337	4,279	2,848	2,677	14,141	9,743
Other	1,244	81	82	80	66	309	180
Total	12,786	9,788	9,932	9,143	8,979	37,842	32,392
Interest expense, net of amounts capitalized
East	19	25	30	36	41	132	3,421
West	—	—	—	—	—	—	—
Other	20,779	19,535	16,920	15,186	11,475	63,116	36,409
Total	20,798	19,560	16,950	15,222	11,516	63,248	39,830
Capital expenditures
East	4,995	3,252	914	1,481	1,904	7,551	20,633
West	9,876	2,932	2,104	667	753	6,456	6,355
Other	456	533	100	301	342	1,276	1,249
Total	$15,327	$6,717	$3,118	$2,449	$2,999	$15,283	$28,237

	As of
	March 31, 2021	December 31, 2020	September 30, 3030	June 30, 2020	March 31, 2020	December 31, 2019
Goodwill
East	$84,148	$84,148	$84,148	$84,148	$84,148	$84,148
West	102,831	102,831	102,423	48,934	48,934	48,934
Other	102,750	—	—	—	—	—
Total	289,729	186,979	186,571	133,082	133,082	133,082
Total assets
East	717,364	692,389	627,654	627,275	633,509	681,544
West	817,743	789,761	593,038	304,263	299,935	259,970
Other	603,693	447,705	36,189	268,423	281,879	80,373
Total	$2,138,800	$1,929,855	$1,256,881	$1,199,961	$1,215,323	$1,021,887

BALLY'S CORPORATION
Recast Segment Performance
(in thousands)

	Three Months Ended (unaudited)					Year Ended December 31,
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	2020	2019
REVENUE
Gaming and racing revenue
East	$77,691	$46,985	$50,318	$9,107	$56,469	$162,879	$288,168
West	76,234	49,050	46,338	14,568	20,506	130,462	84,247
Other	1,353	1,027	1,616	268	1,818	4,729	8,647
Total	155,278	97,062	98,272	23,943	78,793	298,070	381,062
Non-gaming revenue
East	21,343	11,871	8,747	1,311	20,896	42,825	98,944
West	14,483	9,075	9,562	3,626	9,439	31,702	43,185
Other	1,162	88	43	44	20	195	386
Total	36,988	21,034	18,352	4,981	30,355	74,722	142,515
Total revenue	192,266	118,096	116,624	28,924	109,148	372,792	523,577

OPERATING COSTS AND EXPENSES
Gaming and racing expenses
East	20,480	13,851	11,233	5,712	15,890	46,686	69,570
West	25,846	17,370	15,010	4,299	8,508	45,187	28,159
Other	928	723	1,434	649	1,222	4,028	5,828
Total	47,254	31,944	27,677	10,660	25,620	95,901	103,557
Non-gaming expenses
East	12,364	7,020	4,616	2,163	13,416	27,215	58,051
West	6,265	4,374	4,290	1,769	5,081	15,514	23,487
Other	526	36	—	2	1	39	77
Total	19,155	11,430	8,906	3,934	18,498	42,768	81,615
Advertising, general and administrative
East	40,092	29,335	20,476	10,833	26,690	87,334	111,732
West	23,096	16,971	15,344	6,592	10,697	49,604	38,654
Other	17,311	13,043	8,176	6,564	12,222	40,005	30,014
Total	$80,499	$59,349	$43,996	$23,989	$49,609	$176,943	$180,400

BALLY'S CORPORATION
Recast Reconciliation of Net Income (Loss)
to Adjusted EBITDA by Segment (unaudited)
(in thousands)

	Year Ended December 31, 2020
	East	West	Other	Total
Net income (loss)	$20,035	$9,774	$(35,296)	$(5,487)
Interest expense, net of interest income	76	(42)	62,602	62,636
Provision (benefit) for income taxes	(11,558)	(4,460)	(53,306)	(69,324)
Depreciation and amortization	23,392	14,141	309	37,842
Acquisition, integration and restructuring	20	—	13,237	13,257
Expansion and pre-opening expenses	921	—	—	921
Goodwill and asset impairment	—	8,659	—	8,659
Share-based compensation	—	—	17,706	17,706
Rebranding	—	—	792	792
Change in value of naming rights liabilities	—	—	57,660	57,660
Gain on bargain purchases	—	—	(63,871)	(63,871)
Professional and advisory fees associated with capital return program	—	—	(17)	(17)
CARES Act credit(1)	(2,970)	(909)	(49)	(3,928)
Credit Agreement amendment expenses (1)	—	—	810	810
Storm related losses, net of insurance recoveries(1)	—	15,131	(1,036)	14,095
Bet.Works and Sinclair(1)	—	—	1,248	1,248
Sports and iGaming Licensing(1)	—	—	226	226
Other (1)	157	—	(2,980)	(2,823)
Allocation of corporate costs	11,583	8,656	(20,239)	—
Adjusted EBITDA	$41,656	$50,950	$(22,204)	$70,402
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.

	Year Ended December 31, 2019
	East	West	Other	Total
Net income	$77,155	$18,165	$(40,190)	$55,130
Interest expense, net of interest income	3,410	(30)	34,546	37,926
Provision (benefit) for income taxes	29,556	5,108	(14,614)	20,050
Depreciation and amortization	22,469	9,743	180	32,392
Non-operating income	(39)	—	(144)	(183)
Acquisition, integration and restructuring	1,580	—	10,588	12,168
Share-based compensation	—	—	3,826	3,826
Professional and advisory fees associated with capital return program	—	—	3,510	3,510
Credit Agreement amendment expenses (1)	1,038	—	1,877	2,915
Storm related losses, net of insurance recoveries(1)	—	(152)	(1,181)	(1,333)
Other (1)	(419)	275	893	749
Allocation of corporate costs	12,590	4,148	(16,738)	—
Adjusted EBITDA	$147,340	$37,257	$(17,447)	$167,150
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.

BALLY'S CORPORATION
Recast Reconciliation of Net Income (Loss)
to Adjusted EBITDA by Segment (unaudited)
(in thousands)

	Quarter Ended March 31, 2021
	East	West	Other	Total
Net income (loss)	$11,269	$27,619	$(49,593)	$(10,705)
Interest expense, net of interest income	19	(8)	20,263	20,274
Provision (benefit) for income taxes	3,794	8,152	(16,776)	(4,830)
Depreciation and amortization	5,570	5,972	1,244	12,786
Non-operating income	—	—	(2,671)	(2,671)
Acquisition, integration and restructuring	—	—	12,258	12,258
Expansion and pre-opening expenses	603	—	—	603
Share-based compensation	—	—	4,483	4,483
Rebranding	—	—	913	913
Change in value of naming rights liabilities	—	—	27,406	27,406
Credit Agreement amendment expenses (1)	—	—	714	714
Storm related losses, net of insurance recoveries(1)	—	(10,676)	—	(10,676)
Bet.Works and Sinclair(1)	—	—	1,355	1,355
Sports and iGaming Licensing(1)	—	—	386	386
Other (1)	—	29	150	179
Allocation of corporate costs	4,843	4,451	(9,294)	—
Adjusted EBITDA	$26,098	$35,539	$(9,162)	$52,475
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on May 10, 2021.

	Quarter Ended December 31, 2020
	East	West	Other	Total
Net income (loss)	$13,433	$2,064	$4,726	$20,223
Interest expense, net of interest income	25	(17)	19,237	19,245
Provision (benefit) for income taxes	(14,001)	(5,070)	(31,823)	(50,894)
Depreciation and amortization	5,370	4,337	81	9,788
Acquisition, integration and restructuring	—	—	6,273	6,273
Expansion and pre-opening expenses	342	—	—	342
Goodwill and asset impairment	—	105	—	105
Share-based compensation	—	—	8,238	8,238
Rebranding	—	—	792	792
Change in value of naming rights liabilities	—	—	57,660	57,660
Gain on bargain purchases	—	—	(63,871)	(63,871)
CARES Act credit(1)	(12)	31	1	20
Credit Agreement amendment expenses (1)	—	—	87	87
Storm related losses, net of insurance recoveries(1)	—	15,131	—	15,131
Bet.Works and Sinclair(1)	—	—	1,248	1,248
Sports and iGaming Licensing(1)	—	—	226	226
Other (1)	157	—	(3,711)	(3,554)
Allocation of corporate costs	2,900	2,862	(5,762)	—
Adjusted EBITDA	$8,214	$19,443	$(6,598)	$21,059
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on March 4, 2021.

BALLY'S CORPORATION
Recast Reconciliation of Net Income (Loss)
to Adjusted EBITDA by Segment (unaudited)
(in thousands)

	Quarter Ended September 30, 2020
	East	West	Other	Total
Net income (loss)	$10,702	$11,381	$(15,360)	$6,723
Interest expense, net of interest income	30	(12)	16,890	16,908
Provision (benefit) for income taxes	3,846	3,155	(7,249)	(248)
Depreciation and amortization	5,571	4,279	82	9,932
Acquisition, integration and restructuring	—	—	2,740	2,740
Expansion and pre-opening expenses	579	—	—	579
Share-based compensation	—	—	1,799	1,799
CARES Act credit(1)	(909)	(154)	—	(1,063)
Credit Agreement amendment expenses (1)	—	—	332	332
Storm related losses, net of insurance recoveries(1)	—	—	(10)	(10)
Other (1)	—	—	313	313
Allocation of corporate costs	2,591	2,453	(5,044)	—
Adjusted EBITDA	$22,410	$21,102	$(5,507)	$38,005
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on October 29, 2020.

	Quarter Ended June 30, 2020
	East	West	Other	Total
Net income (loss)	$(12,388)	$917	$(12,084)	$(23,555)
Interest expense, net of interest income	16	(5)	15,099	15,110
Provision (benefit) for income taxes	(4,439)	53	(8,132)	(12,518)
Depreciation and amortization	6,215	2,848	80	9,143
Acquisition, integration and restructuring	—	—	2,458	2,458
Goodwill and asset impairment	—	(154)	—	(154)
Share-based compensation	—	—	2,127	2,127
Professional and advisory fees associated with capital return program	—	—	(1)	(1)
CARES Act credit(1)	(2,049)	(786)	(50)	(2,885)
Credit Agreement amendment expenses (1)	—	—	152	152
Storm related losses, net of insurance recoveries(1)	—	—	(143)	(143)
Other (1)	—	—	(457)	(457)
Allocation of corporate costs	2,306	1,876	(4,182)	—
Adjusted EBITDA	$(10,339)	$4,749	$(5,133)	$(10,723)
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on August 11, 2020.

BALLY'S CORPORATION
Recast Reconciliation of Net Income (Loss)
to Adjusted EBITDA by Segment (unaudited)
(in thousands)

	Quarter Ended March 31, 2020
	East	West	Other	Total
Net income (loss)	$8,288	$(4,588)	$(12,578)	$(8,878)
Interest expense, net of interest income	5	(8)	11,376	11,373
Provision (benefit) for income taxes	3,036	(2,598)	(6,102)	(5,664)
Depreciation and amortization	6,236	2,678	65	8,979
Acquisition, integration and restructuring	20	—	1,766	1,786
Goodwill and asset impairment	—	8,708	—	8,708
Share-based compensation	—	—	5,542	5,542
Professional and advisory fees associated with capital return program	—	—	(16)	(16)
Credit Agreement amendment expenses (1)	—	—	239	239
Storm related losses, net of insurance recoveries(1)	—	—	(883)	(883)
Other (1)	—	—	875	875
Allocation of corporate costs	3,786	1,465	(5,251)	—
Adjusted EBITDA	$21,371	$5,657	$(4,967)	$22,061
_______________________________
(1)See descriptions of adjustments in the “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” table in Exhibit 99.1 to the Form 8-K filed with the Securities and Exchange Commission on May 10, 2021.